SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2011

NOVA NATURAL RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	0-15078	84-1227328
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation)	File No.)	Identification No.)

Suite 300, 5734 Yonge Street, North York, Ontario M2M 3V3

(Address of principal executive offices) (Zip Code)

(416) 222-5501

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

(c) On April 14, 2011, Shawn Leon, President and Director of the company placed the name of Michael Howlett forward for nomination to the Board of Directors of the company. The Board of Directors unanimously resolved that Michael Howlett be elected to the Board of Directors of Nova Natural Resources Corporation and serve for one year unless reelected for a longer term.

Michael Howlett, 60, brings more than three decades of experience in the private sector.  His background includes a long and distinguished career with the Preston Group of Companies that culminated in his role as Chair and CEO, responsible for strategic planning, operations and mergers and acquisitions.  When acquired by OE Canon, Mr. Howlett dedicated his attention to helping re-shape the not-for-profit sectors.  His work with the Canadian Diabetes Association as President and CEO led the organization to national and international recognition through its research, education programs and influence in changing public policy.  In 2008, he accepted an invitation from the Government of Canada to direct the two-year launch of the Mental Health Commission and created the financial, strategic and operational framework that would support its ten-year mandate to generate awareness and understanding of mental health. Now, as Chairman and Chief Executive Officer of Carmichael & Holmes Inc., he consults to a number of businesses throughout Canada and the United States, as well as in England and Europe.  His focus is maximizing an organization’s potential to ensure profitability and growth.  He brings extensive experience in the development, management and re-engineering of both start-up and established organizations in a broad range of sectors.

(b) On April 14, 2011, Wayne A Doss, Chief Executive Officer and Director of Nova Natural Resources Corporation resigned as CEO and Director, the Board of Directors accepted the resignation. Mr. Doss is leaving to focus on other business opportunities.

This Form 8-K may contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995; The actual results could differ materially from those set forth in the forward looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand and market acceptance, new product development, reliance on key strategic alliances, availability of raw materials, the regulatory environment, fluctuations in operating results, and other risks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVA NATURAL RESOURCES CORPORATION

(Registrant)

By: /s/Shawn Leon

Shawn Leon

President

Dated: April 17, 2011

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